UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 19, 2026

Date of report (Date of earliest event reported)

IMAX Corporation
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive	902 Broadway, Floor 20
Mississauga, Ontario, Canada L5K 1B1	New York, New York, USA 10010
(905) 403-6457	(212) 821-0142

(Address of principal executive offices, zip code, telephone numbers)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2026, IMAX Corporation (the “Company”) and Robert D. Lister, the Company’s Chief Legal Officer and Senior Executive Vice President, entered into a third amendment (the “Amendment”) to Mr. Lister’s existing employment agreement with the Company dated as of December 18, 2017, previously amended by a First Amending Agreement dated as of March 11, 2020 and a Second Amending Agreement dated as of October 20, 2023. The Amendment extends the term of the existing employment agreement to December 31, 2029.

Mr. Lister’s compensation or severance terms, as applicable, remain the same as those previously disclosed by the Company, except that (i) if the Company terminates Mr. Lister’s employment for cause or if Mr. Lister resigns from his employment without Good Reason prior to December 31, 2029, all granted but unvested equity awards will be cancelled without consideration; provided, however, that in the case of Mr. Lister’s resignation when he has provided the Company with a written notice of intent to resign at least six months prior to Mr. Lister’s final day of employment with the Company, all unvested equity awards will, pursuant to the Service Factor provision in the Company’s Second Amended and Restated Long-Term Incentive Plan (the “LTIP”), continue to vest in accordance with the original vesting schedule (in the case of performance stock units (“PSUs”), subject to the achievement of the original performance conditions, measured at the conclusion of the relevant performance period); and (ii) if, following December 31, 2029, the Company does not offer to continue Mr. Lister’s employment on substantially similar terms and Mr. Lister’s employment with the Company terminates, all unvested equity awards as of December 31, 2029 will, pursuant to the Service Factor provision in the LTIP, continue to vest in accordance with the original vesting schedule (in the case of PSUs, subject to the achievement of the original performance conditions, measured at the conclusion of the relevant performance period).

All other material terms and conditions of the existing employment agreement remain the same.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date: August 21, 2026	By:	/s/ Natasha Fernandes
	Name:	Natasha Fernandes
	Title:	Chief Financial Officer & Executive Vice President

	By:	/s/ Kenneth I. Weissman
	Name:	Kenneth I. Weissman
	Title:	Deputy General Counsel & Corporate Secretary

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